SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of earliest event reported: March 4, 2002

                                  AMTRAN, INC.
             (Exact name of registrant as specified by its charter)

Indiana 35-1617970


Item 9. Regulation FD Disclosure

Amtran, Inc. (the "Company") is furnishing as Exhibit 99 hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated March 4, 2002.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Amtran, Inc. (Registrant)

                                             /s/ Kenneth K. Wolff
                                             Kenneth K. Wolff
                                             Executive Vice President and Chief
                                             Financial Officer


Date: March 4, 2002


Exhibit 99


                                                      March 4, 2002


The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting Amtran, Inc.'s business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules that could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. Amtran, Inc. assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Dear Investment Community:

We are pleased to present you with our March 4, 2002 Amtran Inc. Investor Update. The operating statistics shown below reflect actual January traffic and capacity statistics, as well as the addition of six Saab aircraft to our fleet by the end of 2002. Charter traffic statistics in the 3rd and 4th quarters have been revised upward to correct an error in the February 22, 2002 8-K. Our projected fuel consumption and expenditures have also been updated to reflect the new capacity projections. As described in the above paragraph, this document contains forward-looking information. While we currently expect to update this information once a month, we are under no obligation to do so and these projections, as always, are subject to change.

                                               Sincerely,
                                               /s/Kenneth K. Wolff
                                               Kenneth K. Wolff
                                               Executive Vice President and
                                               Chief Financial Officer


                                            AMTRAN, INC. INVESTOR UPDATE
                                                As of March 4, 2002

                               Expected Capacity (expressed in Available Seat Miles)
                                                   (in thousands)


Business Unit                        1st Quarter 2002   2nd Quarter 2002 3rd Quarter 2002  4th Quarter 2002  Full Year 2002
                                        (Forecast)        (Forecast)       (Forecast)        (Forecast)        (Forecast)

Scheduled Service - Jets                 3,009,398        3,237,276         3,527,792        3,682,410        13,456,876

                         (yr/yr)              8.0%            10.8%             19.7%            39.3%             19.1%

Scheduled Service - Commuter                44,775           51,004            74,808           76,642           247,229

                         (yr/yr)             44.1%            49.5%            103.2%            75.1%             69.6%

Military                                   462,018          580,707           581,433          585,439         2,209,597

                         (yr/yr)             -9.6%             0.5%             18.3%             3.3%              2.9%

Charter                                    698,713          457,234           505,770          421,477         2,083,194

                         (yr/yr)            -10.3%           -31.0%            -36.6%            20.6%            -19.5%

Total                                    4,214,904        4,326,221         4,689,803        4,765,968        17,996,896

                         (yr/yr)              2.4%             3.1%              9.8%            32.2%             11.2%


                              Expected Traffic (expressed in Revenue Passenger Miles)
                                                   (in thousands)


Business Unit                        1st Quarter 2002   2nd Quarter 2002 3rd Quarter 2002  4th Quarter 2002  Full Year 2002
                                        (Forecast)        (Forecast)       (Forecast)        (Forecast)        (Forecast)

Scheduled Service - Jets                 2,228,155        2,535,605         2,705,786        2,570,281        10,039,827

                         (yr/yr)              6.7%             9.0%             17.3%            36.9%             16.7%

Scheduled Service - Commuter                29,812           34,855            44,082           43,467           152,216

                         (yr/yr)             35.6%            45.4%             98.2%            68.5%             61.9%

Military                                   214,505          275,031           295,398          270,976         1,055,910

                         (yr/yr)             -7.0%             9.1%             15.6%            19.2%              9.3%

Charter                                    546,229          350,932           405,182          290,590         1,592,933

                         (yr/yr)             -5.2%           -30.4%            -40.0%            14.1%            -20.8%

Total                                    3,018,701        3,196,423         3,450,448        3,175,314        12,840,886

                         (yr/yr)              3.3%             2.9%              5.8%            33.1%             10.0%


                                               Expected Fuel Outlook

                                     1st Quarter 2002   2nd Quarter 2002   3rd Quarter 2002  4th Quarter 2002  Full Year 2002
                                        (Forecast)        (Forecast)          (Forecast)       (Forecast)        (Forecast)
Price per Gallon ($)                       $0.758            $0.753             $0.771            $0.811             $0.774

Gallons Consumed (000)                     58,249            57,546             62,518            61,976            240,289

% Gallons Hedged                               5%                5%                 0%                0%                 3%

% Gallons Passed Through                      32%               28%                27%               25%                28%


                                 AMTR Fleet Summary Year-End 2001 to Year-End 2002

Aircraft Type                      Operating 12/31/01   Change      Operating 12/31/02
                                       (Actual)       (Projected)      (Projected)



Boeing 737-800                            14              +16               30

Boeing 757-200                            15               -                15

Boeing 757-300                             5               +5               10

Boeing 727-200                            10              -10                0

Lockheed L1011                            15               -3               12
                                          --               --               --

Total Jets                                59               +8               67

Saabs                                     11               +6               17